SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  November  27,  2007
                   -------------------

                           WESTSIDE  ENERGY  CORPORATION
          --------------------------------------------------
          (Exact  name  of  registrant  as  specified  in  its  Charter)

    Nevada                          0-49837                88-0349241
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 (State  or  other             (Commission  File         (IRS  Employer
 jurisdiction  of                  Number)          Identification  Number)
  Incorporation)

     3131  Turtle  Creek  Blvd,  Suite  1300,  Dallas,  Texas         75219
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          (Address  of  principal  executive  offices)             (Zip  Code)

Registrant's  telephone  number,
including  area  code:   214/522-8990
                         ------------

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     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM  8.01  OTHER  EVENTS.

     On November 27, 2007, Westside Energy Corporation (the "Company") issued a press release giving an operational update regarding the Company's business. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Exhibit
Number          Exhibit Title

99.1     Press Release of Westside Energy Corporation dated November 27,
         2007 entitled "Westside Energy Provides Operational & Guidance Update."

     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTSIDE  ENERGY  CORPORATION
                              (Registrant)

Date:  November  27,  2007    By:  /s/  Sean  J.  Austin
                                      ----------------------
                                        Sean  J.  Austin,
                                        Vice  President  and
                                        Chief  Financial  Officer